UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2026

READY CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1251 Avenue of the Americas, 50th Floor
New York, NY 10020
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code: (212) 257-4600
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RC	New York Stock Exchange
Preferred Stock, 6.25% Series C Cumulative Convertible, par value $0.0001 per share	RC PRC	New York Stock Exchange
Preferred Stock, 6.50% Series E Cumulative Redeemable, par value $0.0001 per share	RC PRE	New York Stock Exchange
9.00% Senior Notes due 2029	RCD	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 17, 2026, Ready Capital Corporation, a Maryland corporation (the “Company”), held its annual meeting of stockholders, solely by means of a virtual meeting conducted live over the internet to vote on the Company’s proposals identified in the Company’s definitive proxy statement (the “Proxy Statement”) on Schedule 14A, filed with the Securities and Exchange Commission on June 1, 2026. A summary of voting results with respect to each proposal is set forth below.

Proposal 1. The stockholders elected all seven director nominees to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualify. The votes with respect to the election of each of the seven directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Thomas E. Capasse	69,106,213	4,787,591	34,899,114
Jack J. Ross	68,953,616	4,940,188	34,899,114
Meredith Marshall	66,636,116	7,257,688	34,899,114
Dominique Mielle	69,324,618	4,569,186	34,899,114
Gilbert E. Nathan	66,657,570	7,236,234	34,899,114
J. Mitchell Reese	55,466,075	18,427,729	34,899,114
Todd M. Sinai	66,443,906	7,449,898	34,899,114

Proposal 2. The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year. The votes with respect to the ratification of the appointment of Deloitte & Touche LLP were as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
105,104,898	3,167,136	520,884	0
Proposal 3. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement. The votes with respect to such approval were as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
64,840,514	8,349,898	703,392	34,899,114

Proposal 4. The stockholders approved and adopted the Amended and Restated Ready Capital Corporation 2023 Equity Incentive Plan, as described in the Proxy Statement. The votes with respect to such approval were as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
68,412,042	4,841,021	640,741	34,899,114

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READY CAPITAL CORPORATION

By:	/s/ Andrew Ahlborn
Name: Andrew Ahlborn
Title: Chief Financial Officer

Date: July 23, 2026